SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

HALL, KINION & ASSOCIATES, INC.

(Name of Registrant as Specified In Its Charter)

--Enter Company Name Here--

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

HALL, KINION & ASSOCIATES, INC.

75 Rowland Way, Suite 200

Novato, CA 94945

April 16, 2003

TO THE STOCKHOLDERS OF HALL, KINION & ASSOCIATES, INC.

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (including any adjournments or reschedulings thereof, the “Annual Meeting”) of Hall, Kinion & Associates, Inc. (the “Company”) which will be held at The Stanford Court Hotel, 905 California Street, San Francisco, California, on May 21, 2003, at 2:00 p.m. Pacific Time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the Annual Meeting. Your vote is important to us regardless of the number of shares you own. Please sign and date the enclosed proxy and return it promptly in the enclosed self-addressed, postage-paid envelope or you may vote your proxy by telephone or on the Internet. As a stockholder you have a unique control number printed on your proxy card along with instructions to assist you in voting by telephone or on the Internet. If you choose either telephone or Internet voting, you may vote as many times as you wish and your latest vote will be the vote counted. If you attend the Annual Meeting, you may also vote in person or by your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Brenda C. Rhodes

Chief Executive Officer

and Chairman of the Board

HALL, KINION & ASSOCIATES, INC.

75 Rowland Way, Suite 200

Novato, CA 94945

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 21, 2003

The annual meeting of the stockholders (including any adjournments or rescheduling thereof, the “Annual Meeting”) of Hall, Kinion & Associates, Inc. (the “Company”) will be held on Wednesday, May 21, 2003, at 2:00 p.m. Pacific Time at The Stanford Court Hotel, 905 California Street, San Francisco, California, for the following purposes:

1.	To elect two directors of the Board of Directors to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified;

2.	To consider a proposal to approve the 2003 Stock Incentive Plan;

3.	To consider a proposal to approve the Non-Employee Director Stock Option Plan;

4.	To consider a proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending December 28, 2003; and

5.	To transact such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on April 4, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or reschedulings thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at the principal office of the Company.

By order of the Board of Directors,

Martin A. Kropelnicki

Secretary

Novato, California

April 16, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

HALL, KINION & ASSOCIATES, INC.

75 Rowland Way, Suite 200

Novato, CA 94945

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders (including any adjournments or reschedulings thereof, the “Annual Meeting”) to be held Wednesday, May 21, 2003, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is April 16, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s Common Stock is the only security entitled to vote at the Annual Meeting. On April 4, 2003, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 12,582,263 shares of Common Stock outstanding. Each stockholder of record on April 4, 2003 is entitled to one vote for each share of Common Stock held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.    Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted towards a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2 and Proposal 3.    Approval of the 2003 Stock Incentive Plan and approval of the Non-Employee Director Stock Option Plan each require the affirmative vote of a majority of those shares present in person, or represented by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal, although they will have the effect of negative votes since they are counted as present for purposes of determining whether a quorum is present.

Proposal 4.    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 28, 2003, requires the affirmative vote of a majority of those shares present in person, or represented by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

GENERAL INFORMATION

Annual Report.    An annual report for the fiscal year ended December 29, 2002 is enclosed with this Proxy Statement.

Solicitation of Proxies.    The cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. as the Proxy Solicitor for the Annual Meeting for an approximate fee of $15,000 plus expenses. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Voting of Proxies.    All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person. A majority of the shares of Common Stock of the Company present at the Annual Meeting, in person or by proxy, whether or not constituting a quorum, may vote to, or the Company’s Board in its discretion may, adjourn the Annual Meeting from time to time without further notice. Proxies containing a vote against the proposals presented in this Proxy Statement will not be used to vote in favor of any such adjournment.

Voting on the Internet or By Phone. In order to cast your vote on the Internet or by phone follow the instructions set forth on your Proxy Card.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company has a classified Board of Directors that currently consists of three Class I directors (Herbert I. Finkelman, Jack F. Jenkins-Stark, and Michael S. Stein), one Class II director (Todd J. Kinion), and two Class III directors (Brenda C. Rhodes and Jon H. Rowberry). The terms of the Class I directors expire at the annual meeting to be held in 2004, and the term of the Class II director expires at the annual meeting to be held in 2005 and when their successors are duly elected. The terms of the Class III directors expire at the Annual Meeting and when their successors are duly elected. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed any directors whose terms expire on the Annual Meeting of Stockholders date.

Information regarding the directors who are being nominated for election to the Board of Directors (the “Nominees”), including their ages as of April 4, 2003, positions and offices held with the Company and certain biographical information is set forth below. The Nominees have agreed to serve if elected, and management has no reason to believe that the Nominees will be unavailable to serve. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the Nominees named below. The two Nominees receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the Annual Meeting will be elected as directors of the Company.

Nominee	Age	Positions & Offices Held with the Company
Brenda C. Rhodes	50	Director and Chief Executive Officer
Jon H. Rowberry (1)	56	Director

(1)	Member of the Audit Committee

Brenda C. Rhodes, 50, co-founded the Company and has been a director since the Company’s incorporation in 1991. From December 1992 to the present, Ms. Rhodes has served as Chief Executive Officer of the Company. Ms. Rhodes also served as President and Assistant Secretary of the Company from December 1991 to October 1996 and from December 1991 to September 1996, respectively. From August 1981 to June 1987,  Ms. Rhodes was general manager of a Snelling & Snelling franchise, a personnel services company.

Jon H. Rowberry, 56, has been a director of the Company since August 1996. Mr. Rowberry is currently Chief Executive Officer of The Galileo Initiative, a provider of corporate training products and services. Prior to his current position, Mr. Rowberry served as an independent business consultant from August 1999 through December 2001. Previously Mr. Rowberry had served as President of Franklin Covey, Inc. (“Franklin Covey”), a provider of time management products and training, until July 1999. Mr. Rowberry was President of Franklin Covey from March 1997 to March 1998, Chief Operating Officer from August 1996 to March 1997 and Chief Financial Officer from August 1995 to August 1996. From 1985 to 1995, Mr. Rowberry also was employed in several executive positions with Adia S.A. and Adia Services, Inc., providers of personnel services.  Mr. Rowberry holds a B.S. degree in Accounting from Brigham Young University.

Continuing Directors—Terms Ending in 2004

Set forth below is information regarding the continuing directors of the Company, including their ages, the period during which they have served as directors, and information furnished by them as to principal occupation and directorships held by them in corporations whose shares are publicly registered.

Herbert I. Finkelman, 67, has been a director of the Company since July 2000. Mr. Finkelman is currently a partner in Cliff Ventures, LLC, a privately held venture capital firm. Prior to joining Cliff Ventures, LLC,  Mr. Finkelman was CEO of a Snelling & Snelling franchise, a personnel services company, from February 1979 to August 1996. Prior to 1979, Mr. Finkelman served as President/Chief Executive Officer of Metaframe Corp., a subsidiary of Mattel, Inc., a leisure products manufacturing company and CFO of Barco, a uniform manufacturing company. Mr. Finkelman holds a B.S. degree in Industrial Engineering from San Jose State University.

Jack F. Jenkins-Stark, 52, has been a director of the Company since July 2000. Mr. Jenkins-Stark is currently Senior Vice President and Chief Financial Officer of Silicon Energy Corporation, a global leader in web-based enterprise energy management for commercial and industrial customers, energy service providers, and utilities. Mr. Jenkins-Stark also serves on the TC Pipelines L.P. board of directors, audit and compensation committee and is chair of the conflicts committee. Prior to holding these positions, Mr. Jenkins-Stark served as Senior Vice President and Chief Financial Officer of GATX Capital and held senior management positions at Pacific Gas and Electric Corporation, rising to Senior Vice President of Pacific Gas and Electric Corporation and President and CEO of Pacific Gas and Electric Gas Transmission Company. Mr. Jenkins-Stark holds a B.A. and M.A. degree in Economics from the University of California, Santa Barbara, and a MBA in Finance from the University of California, Berkeley.

Michael S. Stein, 37, has been a director of the Company since July 2000. Mr. Stein is currently Senior Vice President at Equity Management Incorporated, the worldwide leader in the management of corporate trademark licensing programs. Prior to December 31, 2000, Mr. Stein was the Chief Executive Officer of E-Zone Networks, Inc., the developers of an interactive media network that delivers media-rich programming and e-commerce functionality to target communities of individuals. Prior to joining E-Zone Networks, Inc., Mr. Stein served as Senior Vice President of Sales and Marketing for StairMaster, Brand Manager of Sales and Marketing for Warner Bros., was the founder, President and Chief Executive Officer of Pro Sport, Director of Marketing for International Corporate Athletic Center, Account Executive for Howard Marlboro Group (a division of Saatchi & Saatchi) and a stockbroker for Financial Network Investment Corporation. Mr. Stein holds a B.S. degree in International Finance and Marketing from the University of Southern California.

Continuing Directors—Terms Ending in 2005

Todd J. Kinion, 41, co-founded the Company and has been a director of the Company since the Company’s incorporation in 1991. Since August 1996, Mr. Kinion has been a private investor. Mr. Kinion served as Vice President, Recruitment Services of the Company from December 1995 to August 1996. Prior to that time, Mr. Kinion served as Chief Financial Officer and Treasurer of the Company from December 1991 to December 1995. Mr. Kinion also served as Secretary from December 1991 to February 1997. Mr. Kinion holds a B.A. degree in Political Science from the University of California, Santa Barbara.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE

General

Hall Kinion has always believed that good corporate governance is critical to ensuring that the Company is managed for the long-term benefit of its stockholders. During the past year, the Board has reviewed its corporate governance policies and practices, comparing them to those suggested by various authorities and practices of other companies. The Board has also considered the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the proposed new listing standards of Nasdaq National Market.

Based on these reviews, the Board took steps to voluntarily implement many of the proposed new rules and listing standards, including the adoption of corporate governance guidelines, reconstituting its committee structure to create a Nominating and Corporate Governance Committee and adopted a new charter for this committee and adopted new charters for the Audit Committee and Compensation Committee. The Company also reviewed its existing Code of Ethics and approved a new Code of Ethics for Senior Officers. Copies of the current charters of each of the standing Committees are attached to this Proxy Statement and can be accessed through the Company’s Web site. The Web site has been expanded by providing access to the Company’s Code of Ethics and will soon include the Code of Ethics for Senior Officers.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 29, 2002, the Board of Directors met fifteen times. In addition to the full Board meetings, some directors also attended meetings of Board committees. The Board of Directors has an Audit Committee, a Compensation Committee and is creating a Nominating and Corporate Governance Committee. All committees are comprised entirely of independent directors.

The Audit Committee assists the Board in fulfilling its responsibility to oversee (1) management’s conduct of the Company’s financial reporting, including overview of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or others, (2) the Company’s systems of internal accounting, financial controls, and internal audit, (3) the annual independent audit of the Company’s financial statements and selection of an independent auditor, and (4) the Company’s legal compliance programs. The Committee is also responsible for (1) the appointment, compensation and oversight of any independent public accounting firm employed by the Company to audit its financial statements and (2) the review and approval of all audit and permitted non-audit services provided by the Company’s independent public accounting firm. The Audit Committee consists of Messrs. Rowberry, who is Chairman, Jenkins-Stark and Kinion, and met five times during the fiscal year ended December 29, 2002. See Appendix 1 for a copy of the Audit Committee charter.

The Compensation Committee is authorized by the Board of Directors to set salaries and incentive compensation, stock options and retirement plans for the Company’s executive officers and employees. The Compensation Committee consists of Messrs. Finkelman, who is Chairman, Jenkins-Stark and Stein, and met three times during the fiscal year ended December 29, 2002. See Appendix 2 for a copy of the Compensation Committee charter.

The new Nominating and Corporate Governance Committee is authorized by the Board of Directors to identify, screen and recommend qualified candidates to serve as directors of the Company, administer the corporate governance policies of the Company and maintain and oversee the operations and effectiveness of the Board of Directors. The Nominating and Corporate Governance Committee consists of Mr. Kinion, who is Chairman, Mr. Rowberry and Mr. Finkelman, and did not meet in 2002. See Appendix 3 for a copy of the Nominating and Corporate Governance charter.

During the fiscal year ended December 29, 2002, all of the directors attended at least 75% of all of the meetings of the Board of Directors and those committees on which they served during the year.

For information regarding compensation received by directors, see “Executive Compensation and Other Information-Compensation of Directors” and “Certain Relationships and Other Transactions.”

Corporate Governance Guidelines

The Board has adopted Guidelines on Corporate Governance. These Guidelines are published on the Company’s Web site. Among other matters, the Guidelines include the following:

•	A substantial majority of the members of the Board are independent, as defined in applicable rules for companies traded on the Nasdaq National Market;

•	Members of the Audit, Compensation, and Nominating and Corporate Governance Committees consist entirely of independent directors;

•	The Board and its Committees will develop a process for periodic self-assessment;

•	At least annually, the Board will conduct a formal evaluation of the chief executive officer;

•	The Board will confer periodically with the chief executive officer regarding succession planning and management development; and

•	Independent directors will meet in executive session on a regular basis.

PROPOSAL 2

ADOPT THE 2003 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Company’s 2003 Stock Incentive Plan (the “Incentive Plan”), which was adopted by the Company’s Board of Directors (the “Board”) on April 7, 2003, subject to approval by the Company’s stockholders.

Why Are We Seeking Approval of a New Incentive Plan?

In connection with a review of the Company’s compensation programs for its executive group, the Compensation Committee engaged a nationally recognized independent compensation consulting firm to review the Company’s compensation programs, including the mix of cash and equity compensation and to make recommendations to the Committee and the Board. The consulting firm recommended that compensation in the form of equity be more closely tied to performance and linked to the long-term interests of stockholders. The consulting firm advised the Compensation Committee that the existing stock option plans did not provide adequate flexibility to tailor incentive awards to specific business unit long-term performance measures and that an omnibus plan of the type being submitted to stockholders for approval was more efficient and effective.

The Company currently has three stock option plans in effect, covering an aggregate of 5,610,507 shares of common stock, of which options for 4,036,212 shares are currently outstanding. Two of the plans contain evergreen provisions under which additional shares are added to such plans each year (based on the percentage of shares outstanding, for each of the plans, at the beginning of the year). For 2003, there were 570,792 shares added in total. The existing plans cover approximately 31% of the Company’s outstanding stock on a fully diluted basis. Each of the plans has somewhat different provisions and restrictions, which hamper effective use and efficient administration of the plans. The older plans also do not take into account recent developments in compensation plans or provide flexibility in the type of awards that may be granted in order to maximize participant retention and equity linkage to long-term Company performance. Accordingly, the Company is proposing the adoption of the new Incentive Plan, which provides broad flexibility to the Board and the Compensation Committee to provide equity-based incentives to participants. Directors who are not employees are not permitted to participate in the new Incentive Plan.

In connection with the proposed new Incentive Plan, the Board will freeze all of the existing plans, and no new options will be granted under the old plans. The new Incentive Plan will be the exclusive vehicle for the grant of equity-based incentives to employees and independent contractors. The new Incentive Plan will eliminate the evergreen provisions contained in two of the old plans. The new Incentive Plan does not permit repricing of awards.

The new Incentive Plan provides for the grant of awards covering up to 1,500,000 shares of common stock or approximately 8% of the outstanding stock, on a fully diluted basis, in addition to the 5,610,507 shares available under the old plans, which will be available for grant under the Incentive Plan if it is approved by stockholders. The new Incentive Plan contains a provision that increases the number of shares covered thereby in the event the Company issues new shares in connection with a financing or acquisition with an unrelated party, provided that the number of shares covered by the new Incentive Plan may never exceed 40% of the Company’s outstanding shares on a fully diluted basis.

The Company believes that the new Incentive Plan will provide significant benefits to the Company and its stockholders with resulting dilution falling within acceptable limits.

The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan, which is set forth as Appendix 4 to this Proxy Statement.

General Information

The Incentive Plan provides for the issuance of various types of equity-based awards to employees, independent contractors and consultants (each, a “Participant”) of the Company or any of its direct or indirect subsidiaries, or any of its affiliates, or any entity that becomes a subsidiary after adoption of the Incentive Plan. The purpose of the Incentive Plan is to effectively link incentive awards to the long-term performance of the Company and to enable the Company and its subsidiaries to attract, retain and motivate Participants by providing for or increasing the proprietary interests of those Participants in the Company.

Awards

The Compensation Committee of the Board (the “Committee”), on behalf of the Company, is authorized under the Incentive Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of the Incentive Plan. The entering into of any such arrangement is referred to as a “grant” of an “Award.” The Compensation Committee of the Board consists entirely of independent directors.

Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, performance-based restricted stock, stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, performance units or performance shares, and an Award may consist of one such security or benefit or two or more of them in tandem or in the alternative. Awards of restricted stock may not exceed 25% of the awards granted under the Incentive Plan. In addition, in no event may the total number of shares granted in any one year under the Incentive Plan to any one individual exceed 500,000 shares.

Awards may be granted, and shares of the common stock may be issued pursuant to Awards, for any lawful consideration, as determined by the Committee, including services rendered or to be rendered by recipients of Awards.

Subject to the provisions of the Incentive Plan, the Committee, in its sole and absolute discretion, determines all of the terms and conditions of each Award granted under the Incentive Plan, which terms and conditions may include, among other things:

(i)  a provision permitting the recipient of the Award to pay the purchase price of the common stock or other property issuable pursuant to the Award, or the recipient’s tax withholding obligation with respect to the issuance, in whole or in part, by any one or more of (a) the delivery of cash, (b) the delivery of other property deemed acceptable by the Committee, (c) the delivery of previously owned shares of capital stock of the Company, or (d) a reduction in the amount of common stock or other property otherwise issuable pursuant to the Award;

(ii)  a provision conditioning or accelerating the receipt of benefits pursuant to Award upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company, a recapitalization of the Company or termination of employment or association of a participant;

(iii)  a provision relating to the status of Awards to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

(iv)  a provision that upon a termination of employment for cause, the Participant will not be entitled to exercise any Award or other rights at any time after such termination; and

(v)  a provision entitling a Participant (or a permitted transferee of such Participant’s rights) to exercise nonstatutory stock options for an extended period from the date of the Participant’s normal retirement from employment in accordance with the Company’s then-current retirement policy, to the extent the Participant (or permitted transferee) was entitled to exercise such nonstatutory stock options on the date of the Participant’s retirement, provided that the exercise is in no event after expiration of the term of the option.

All grants of Awards under the Incentive Plan, which are Incentive Stock Option Awards, will be at 100% of the Fair Market Value (as defined below) of the shares underlying the common stock as of the date of grant.

Exercise and Termination of Awards

The terms and conditions applicable to the exercise of Awards and the events or occurrences which may trigger the acceleration, termination or forfeiture of such Awards under the Incentive Plan will be set forth in the applicable Awards agreements entered into between the Company and the respective Participants.

Definition of Fair Market Value

For purposes of the Incentive Plan, “Fair Market Value” of the common stock means (i) if the common stock is listed on the Nasdaq National Market, the closing sales price on the relevant date as reported in the Wall Street Journal, (ii) if the common stock is not listed on the Nasdaq National Market, the average of the closing bid and asked prices per share in the over-the-counter market as quoted on Nasdaq on the relevant date, or (iii) if the common stock is not listed on the Nasdaq National Market or quoted on Nasdaq, an amount determined in good faith by the Board or the Committee.

Stock Subject to the Incentive Plan

The aggregate number of shares of common stock issued and issuable pursuant to incentive stock options (“Incentive Stock Options”) granted under the Incentive Plan may not exceed 5,000,000 shares, and the aggregate number of shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under the Incentive Plan may not exceed 7,110,507 shares, plus 40% of any shares issued in the future in connection with a financing or acquisition with an unrelated party; provided, however, that the maximum number of shares issuable under the Incentive Plan, will in no event exceed 40% of the outstanding stock on a fully diluted basis.

The aggregate number of shares issued and issuable pursuant to Awards granted under the Incentive Plan at any time will be deemed to be equal to the sum of (i) the number of shares that were issued prior to that time pursuant to Awards granted under the Incentive Plan, other than shares that were subsequently reacquired by the Company pursuant to the terms and conditions of those Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends, plus (ii) the maximum number of shares that are or may be issuable at or after that time pursuant to Awards granted under the Incentive Plan prior to that time.

Duration

No Awards may be made under the Incentive Plan after April 7, 2008. Although shares of the common stock may be issued after April 7, 2008 pursuant to Awards made on or prior to that date, no shares will be issued under the Incentive Plan after April 7, 2018.

Administration

The Incentive Plan is administered by the Committee consisting entirely of independent directors. Subject to the provisions of the Incentive Plan, the Committee is authorized and empowered to do all things necessary or desirable in connection with the administration of the Incentive Plan, including, without limitation (i) adopting, amending and rescinding rules and regulations relating to the Incentive Plan; (ii) determining which persons are Participants and to which of such Participants, if any, Awards will be granted; (iii) granting Awards to Participants and determining the terms and conditions thereof, including the number of shares issuable pursuant thereto; (iv) accelerating the exercisability of an Award or extending the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond the termination date of the Incentive Plan); (v) determining whether and the extent to which adjustments are required pursuant to the Incentive Plan in the event of a recapitalization of the Company; and (vi) interpreting and construing the Incentive Plan and the terms and conditions of any Award granted under the Incentive Plan. The Incentive Plan prohibits repricing of awards and the issuance of new awards in exchange for cancellation of outstanding awards. The Committee has the authority to delegate to the chief executive officer the power to grant awards to individuals who are not officers, subject to a limit of 10% of the shares covered by Awards.

Adjustments

If the outstanding securities of the class then subject to the Incentive Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of those outstanding securities, in any case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of the transaction provide otherwise, the Committee will make appropriate adjustments in (i) the number and type of shares or other property that may be acquired pursuant to Incentive Stock Options and other Awards previously granted under the Incentive Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Incentive Plan, and (iii) the maximum number of shares for which Awards may be granted during any one calendar year; provided, however, that no adjustment may be made to the number of shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares with respect to which Incentive Stock Options may be granted under the Incentive Plan to the extent the adjustment would result in those options being treated as other than Incentive Stock Options; provided, further, that no adjustment will be made to the extent the Committee determines that the adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards by causing the compensation to be other than “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

Amendment and Termination

The Board may amend or terminate the Incentive Plan at any time and in any manner, provided that:

(i)  no such amendment or termination may deprive the recipient of any Award or right previously granted under the Incentive Plan, without the consent of such recipient, and

(ii)  each amendment to the Incentive Plan will require approval by the Company’s stockholders, to the extent required to comply with Sections 422 and 162(m) and other applicable provisions of or rules under the Code, but only if the amendment would:

(a)  increase the maximum number of shares that may be issued pursuant to (1) all Awards granted under the Incentive Plan, (2) all Incentive Stock Options granted under the Incentive Plan, or (3) Awards granted under the Incentive Plan during any calendar year to any one Participant;

(b)  change the class of persons eligible to receive Awards under the Incentive Plan;

(c)  affect compliance of the Incentive Plan with applicable provisions of the Code.

The Incentive Plan does not permit repricing of Awards.

No Stockholder Rights and Employment Rights

A Participant will have no stockholder rights with respect to common stock subject to his or her outstanding Awards until such common stock is purchased in accordance with the provisions of the Incentive Plan. Nothing in the Incentive Plan confers upon the Participant any right to continue in the employ of the Company or its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2003 STOCK INCENTIVE PLAN.

PROPOSAL 3

ADOPT THE NON-EMPLOYEE DIRECTOR STOCK PLAN

At the Annual Meeting, stockholders will be asked to approve the Company’s Non-Employee Director Stock Plan (the “Director Plan”), which was adopted by the Board on April 7, 2003, subject to approval by the Company’s stockholders. The Director Plan is intended to provide a mechanism for the non-discretionary grant of options and shares of stock to non-employee directors of the Company.

Why Are We Seeking Approval of a New Non-Employee Director Plan?

The Company has historically compensated its directors by paying a cash retainer, cash meeting fees and granting stock options. Options to directors were historically granted pursuant to the Company’s 1997 Stock Option Plan, which will no longer be utilized if the Incentive Plan is approved. The Board has concluded that Board compensation should consist of option grants, consistent with the Company’s historical policy, a retainer payable in stock rather than in cash in order to more closely align the interests of directors with the stockholders of the Company, and meeting fees, including fees payable to the chairpersons of committees, payable in cash. The Compensation Committee has concluded that the compensation of the Company’s independent directors should have a larger equity component, but recognizes that to achieve a satisfactory mix of equity and cash compensation, it must provide greater liquidity to the compensation of non-employee directors, and greater consistency and predictability as to the value of such compensation. Accordingly, the Company is proposing to adopt the new Director Plan which provides for the grant of options consistent with the Company’s historical practice and direct annual grants, in lieu of cash retainers, to each non-employee director of shares of common stock with a value of $25,000 as of the date of grant. The Director Plan provides for the automatic grant of non-qualified options covering 50,000 shares of common stock when a director joins the Board or is re-elected after a three-year term. The stock grants are immediately vested and the option grants vest over the three-year term of a director in three equal annual installments.

The following summary of the new Director Plan is qualified in its entirety by reference to the complete text of the Plan, which is set forth as Appendix 5 to this Proxy Statement.

General Information

The purpose of the Director Plan is to promote the interests of the Company by attracting and retaining highly qualified independent directors by providing such individuals with an investment interest in the Company’s future success.

Nondiscretionary Awards

Under the Director Plan, each member of the Board who is not a full or part-time employee of the Company or any parent or subsidiary (each, an “Eligible Director”) will automatically receive options and shares of common stock as follows:

(i) Initial Options. With respect to each person who becomes an Eligible Director after the effective date of the Director Plan, the Company will issue to such Eligible Director, on the date that such person becomes an Eligible Director, options covering 50,000 shares at fair market value of the shares on the date of grant, vesting over the three-year term of office of the Eligible Director. The options will have a 10 year term. An Eligible Director will receive an additional grant of 50,000 shares if he or she is re-elected to a new three-year term.

(ii) Annual Retainer Issuances. Each year on the date that the Company’s stockholders hold their annual meeting, immediately after the election of directors, the Company will issue to each Eligible Director the number of shares equal to $25,000 divided by the closing price on the issue date of one share on the Nasdaq National Market, rounded up to the nearest whole share, for a purchase price of $0.01 per share. These shares are being issued in lieu of cash retainers.

Terms of Awards

If an Eligible Director’s membership on the Board terminates for any reason, no further shares will be issued under the Director Plan to such former Eligible Director on or after such date of termination.

Options will vest over a three-year period, but will become automatically fully vested upon the death or permanent disability of an Eligible Director or in the event of a change in control of the Company.

In connection with the issuance of shares under the Director Plan, the Company may require payment to the Company by the Eligible Director of an amount sufficient to satisfy federal, state and local withholding tax requirements.

Administration

The Director Plan is administered by the Board, which has complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Director Plan. Notwithstanding the foregoing, the Company has no authority or discretion as to the persons eligible to receive shares under the Director Plan, which matters are specifically governed by the provisions of the Director Plan.

Shares Subject to the Director Plan

A total of 500,000 shares are reserved for issuance under the Director Plan, subject to appropriate adjustment in the event of changes in the Company’s capitalization through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any other capital reorganization.

Amendment and Termination

The Board may amend the Director Plan at any time; provided, however, that no amendment adopted without stockholders approval may (i) increase the number of shares which may be issued under the Director Plan, (ii) modify the requirements as to eligibility for participation, (iii) materially increase the benefits accruing under the Director Plan, or (iv) change the nondiscretionary manner in which awards are made.

The Board at any time may suspend or terminate the Director Plan. The Director Plan, unless sooner terminated, will terminate on April 7, 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADOPTION OF THE NON-EMPLOYEE DIRECTOR STOCK PLAN.

Tax Information

The following discussion of the federal income tax consequences to the Company of the Incentive Plan and Director Plan (collectively, the “Plans”) is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Plans or of Awards thereunder. The following is only a brief summary of general federal income tax rules. Recipients of Awards should not rely on this summary for individual tax advice, as the consequences of any particular Award will depend on the Participant’s individual circumstances and the nature of the Award. Participants are advised to consult their tax advisors prior to exercise of options or other Awards or dispositions of stock acquired pursuant to Awards.

Incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”) are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs need not comply with such requirements. Both ISOs and NQSOs may be issued under the Incentive Plan, but only NQSOs may be issued under the Director Plan.

In general, an optionee is not taxed, and the Company is not entitled to a deduction, on the grant or exercise of an ISO. However, an optionee could be subject to the alternative minimum tax as a result of the exercise of an ISO. In addition, if an optionee disposes of shares acquired pursuant to exercise of an ISO within one year after the date of exercise or two years after the date of grant of such ISO, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the excess of the amount realized on disposition over the optionee’s adjusted basis in the shares (usually the exercise price) or (ii) the excess of the fair market value of the shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. The balance of the consideration received on such a disposition will be capital gain.

An optionee is not taxed on the grant of an NQSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares acquired on the date of exercise; and the Company will be entitled to a tax deduction equal to that amount.

Participants generally are required to recognize ordinary income with respect to restricted stock (and the Company is entitled to a deduction) equal to the fair market value of the shares (less any amount paid to acquire the shares) when the shares are both received and no longer subject to vesting restrictions, except that a Participant who receives restricted stock that is subject to vesting restrictions and who properly makes an election under Section 83(b) of the Code (an “83(b) election”) within 30 days of receipt will recognize ordinary income (and the Company will be entitled to a deduction) based on the value of the underlying shares (determined without regard to the vesting restrictions) on the date of initial receipt (as opposed to the date of vesting).

Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Plans by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above.

The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award or grant, and may require the Participant to pay such taxes as a condition to exercise of an Award.

The terms of the agreements or other documents pursuant to which specific Awards are made under the Plans may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the Participant, certain amounts with respect to such Awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a Participant will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payments.

Awards under the Plans may qualify as “performance-based compensation” under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to any compensation relating to an Award that is paid to a Covered Employee (as defined in Section 162 of the Code). Compensation for any year that is attributable to an Award granted to a Covered Employee and that does not so qualify may not be deductible by the Company to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

MANAGEMENT

Executive Officers

The executive officers of the Company as of April 4, 2003 are as follows:

Name	Position With the Company	Age
Brenda C. Rhodes	Chief Executive Officer and Chairman of the Board	50
Jeffrey A. Evans	Executive Vice President	34
Martin A. Kropelnicki	Vice President, Chief Financial Officer and Secretary	36
Rita S. Hazell	Executive Vice President	36

Brenda C. Rhodes co-founded the Company and has been a director since the Company’s incorporation in 1991. From December 1992 to the present, Ms. Rhodes has served as Chief Executive Officer of the Company. Ms. Rhodes also served as President and Assistant Secretary of the Company from December 1991 to October 1996 and from December 1991 to September 1996, respectively. From August 1981 to June 1987, Ms. Rhodes was general manager of a Snelling & Snelling franchise, a personnel services company.

Jeffrey A. Evans has served as Executive Vice President of the OnStaff division since the Company’s acquisition of OnStaff, Inc. in August of 2002. Prior to joining the Company Mr. Evans served as President and Chief Operating Officer of OnStaff Inc. Prior to his role with OnStaff Mr. Evans served as Vice President and General Manager of staffing specialists On Assignment, Inc., where he developed and managed corporate support, business development, mergers and acquisitions, and operations. Prior to working at On Assignment, Mr. Evans had experiences ranging from sales and sales management to running a U.S. Congressional campaign in Georgia’s 6th congressional district. Mr. Evans holds a B.S. degree in Economics from Emory University and an MBA from the Fuqua School of Business at Duke University.

Martin A. Kropelnicki joined the Company in February 1997 as Vice President, Chief Financial Officer and Secretary. Prior to joining the Company, Mr. Kropelnicki was a Director at Deloitte & Touche Consulting Group-ICS, a consulting firm, from February 1996 to February 1997. From June 1989 to February 1996, Mr. Kropelnicki held various positions, most recently as a Director in the financial organization at Pacific Gas & Electric Company, a natural gas and electric utility. Mr. Kropelnicki holds a B.A. degree and an M.A. degree in Business Economics from San Jose State University.

Rita S. Hazell has served as Senior Vice President, R&D Contract Services since April 1996. Prior to assuming her current position, Ms. Hazell served in a variety of positions, including Director, R&D Contract Services and Manager, R&D Contract Services, since joining the Company in September 1993. From November 1987 to September 1993, Ms. Hazell served as a manager for Oxford & Associates, Inc., a technical contract services firm.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 4, 2003 except where noted, with respect to the beneficial ownership of the Company’s Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owners (1)(2)	Number of Shares	Percentage of Class
Brenda C. Rhodes (3) Chief Executive Officer and Chairman of the Board 75 Rowland Way, Suite 200 Novato, CA 94945	2,513,056	19.97%
Jeffrey A. Evans (4) Executive Vice President	309,050	2.46%
Martin A. Kropelnicki (5) Vice President, Chief Financial Officer and Secretary	278,081	2.21%
Rita S. Hazell (6) Executive Vice President	320,830	2.55%
Todd J. Kinion (7) (8) Director	723,244	5.75%
Jon H. Rowberry (8) Director	55,260	*
Michael S. Stein (8) Director	50,260	*
Herbert I. Finkelman (8) Director	50,260	*
Jack F. Jenkins-Stark (8) Director	50,260	*
Executive officers and directors as a group (9 persons) (9)	4,350,301	34.57%
State of Wisconsin Investment Board (10) P.O. Box 7842 Madison, WI 53707	2,437,000	19.37%
Putnam Investments, LLC (11) One Post Office Square Boston, MA 02109	1,638,590	13.02%
State Street Research & Management Company (12) One Financial Center, 30th Floor Boston, MA 02111	1,256,600	9.99%
Dimensional Fund Advisors, Inc. (13) 1299 Ocean Ave., 11th Floor Santa Monica, CA 90401	700,681	5.57%
Dalton, Greiner, Hartman, Maher & Co. (14) 565 Fifth Ave., Suite 2101 New York, NY 10017	680,900	5.41%
Awad Asset Management (15) 250 Park Avenue, 2nd Floor New York, NY 10177	606,960	4.82%

*	Less than 1%

(1)	Unless otherwise indicated, 75 Rowland Way, Suite 200, Novato, California is the address for all Officers and Directors of the Company.

(2)	Percentage of beneficial ownership is calculated assuming 12,582,263 shares of Common Stock were outstanding on April 4, 2003. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership within 60 days of April 4, 2003 including but not limited to the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Except as indicated in the footnotes to this table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

(3)	Includes 209,672 shares held by Ms. Rhodes’ and/or spouse as custodians for their children and 452,496 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(4)	Includes 0 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(5)	Includes 278,081 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(6)	Includes 308,830 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(7)	Includes 121,000 shares held by Mr. Kinion as custodian for his children and by Mr. Kinion’s children.

(8)	Includes 50,260 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(9)	Includes 1,290,707 shares subject to stock options that are currently exercisable or will become exercisable within 60 days of April 4, 2003.

(10)	This information is derived from State of Wisconsin Investment Board’s Schedule 13G, filed with the Securities and Exchange Commission (SEC) on February 12, 2003.

(11)	Includes shares beneficially owned by Putnam Investment Management, LLC, and The Putnam Advisory Company, LLC, which are wholly owned subsidiaries of Putnam Investments, LLC. Putnam Investments, LLC is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. This information is derived from Putnam Investment’s Schedule 13G, filed with the SEC on February 14, 2003.

(12)	This information is derived from State Street Research & Management Co.’s Schedule 13G, filed with the SEC on February 14, 2003.

(13)	This information is derived from Dimensional Fund Advisors, Inc.’s Schedule 13G, filed with the SEC on February 10, 2003.

(14)	This information is derived from Dalton, Greiner, Hartman, Maher & Co.’s Schedule 13G, filed with the SEC on January 27, 2003.

(15)	This information is derived from Awad Asset Management’s Schedule 13G, filed with the SEC on February 3, 2003.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the three other most highly compensated executive officers of the Company as of December 29, 2002 whose total salary and bonus for the fiscal year ended December 29, 2002 exceeded $100,000, in all cases for services rendered in all capacities to the Company during the fiscal years ended 2002, 2001, and 2000:

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)		Bonus($)	Other Annual Compensation($)(2)(3)		Securities Underlying Options(#)
Brenda C. Rhodes	2002	$350,000		$—	$492,000	(4)	400,000
Chief Executive Officer and	2001	350,000		—	678,909		50,000
Chairman of the Board	2000	356,956		330,000	—		200,000

Jeffrey A. Evans	2002	105,000	(5)	50,000	—		250,000
Executive Vice President,
Corporate Professionals Division

Martin A. Kropelnicki	2002	300,000		20,000	—		160,000
Vice President, Chief Financial Officer	2001	300,000		50,000	—		50,000
and Secretary	2000	207,368		175,000	—		100,000

Rita S. Hazell	2002	214,040		87,000	82,000	(6)	175,000
Executive Vice President,	2001	265,869		84,000	—		50,000
Technology Division	2000	233,649		185,000	—		100,000

(1)	Salary includes amounts deferred under the Company’s 401(k) Plan.

(2)	Unless noted, the aggregate amount of all other compensation in the form of perquisites and other personal benefits does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for each officer.

(3)	During fiscal 2000, the Company adopted the Hall, Kinion & Associates, Inc., e2-hkequityedge Cash Equity Plan. Under the plan, the Company offers cash bonuses to executives and other employees. The cash bonuses are tied to the proceeds from the exercise of warrants and sale of the underlying stock offered by customers to Hall Kinion as additional fees for services rendered. The awards to executives under the program will only occur if the executive is employed with Hall Kinion at the time of the stock sale and will vary depending on the number of participants sharing in the bonus pool at the time of the stock sale.

(4)	Ms. Rhodes other compensation amount includes $481,000 representing forgiveness of principal and interest on an outstanding stockholder note receivable.

(5)	Mr. Evans’ compensation is reflective of consideration paid to him since the time of the acquisition of OnStaff Inc. and is not representative of a full year. The acquisition of OnStaff Inc. was completed on August 9, 2002.

(6)	Ms. Hazell’s other compensation amount includes approximately $74,000 representing forgiveness of principal and interest on an outstanding loan.

The following table provides information concerning grants of options to purchase the Company’s Common Stock made during the fiscal year ended December 29, 2002 to the persons named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)		% of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
						5%($)	10%($)
Brenda C. Rhodes	300,000	(4)	14.4%	$7.45	1/29/12	$1,405,580	$3,562,014
	100,000		4.8	5.46	10/2/12	343,376	870,183
Jeffrey A. Evans	250,000		12.0	6.40	8/9/12	1,006,231	2,549,988
Martin A. Kropelnicki	160,000	(4)	7.7	7.45	1/29/12	749,642	1,899,741
Rita S. Hazell	175,000	(4)	8.4	7.45	1/29/12	819,921	2,077,842

(1)	All options were granted at an exercise price not less than fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(2)	A total of 2,564,645 options were granted during the fiscal year ended December 29, 2002.

(3)	The potential realizable values are calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option. These amounts represent hypothetical gains assuming rates of appreciation specified by the SEC, and do not represent the Company’s estimated or projection of future Common Stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the optionees’ continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(4)	The optionees become vested in 25% of the option shares upon the completion of one year of service and the balance of the option shares in equal monthly installments over the next 36 months of service.

The following table provides information concerning exercises of options to purchase the Company’s Common Stock during the fiscal year ended December 29, 2002, and unexercised options held as of December 29, 2002, by the persons named in the Summary Compensation Table:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise(#)	Value Realized($)(2)	Number of Securities Underlying Unexercised Options at 12/29/02(#)			Value of Unexercised In-the-Money Options at 12/29/02($)(1)
Name			Exercisable		Unexercisable	Exercisable	Unexercisable
Brenda C. Rhodes	—	—	$387,915	(3)	362,085	—	$33,000
Jeffrey A. Evans	—	—	—	(4)	250,000	—	—
Martin A. Kropelnicki	—	—	246,311	(5)	139,689	—	—
Rita S. Hazell	—	—	273,727	(6)	153,773	$65,880	—

(1)	Based on the closing price of $5.79 on the last trading day prior to Sunday, December 29, 2002, less exercise price.

(2)	Market price on date of exercise, less exercise price.

(3)	Options to purchase 387,915 shares are immediately exercisable, subject to certain repurchase rights of the Company. From January 2003 until fully vested the remainder will vest at the rate of 12,917 per month with the exceptions of October 2003, 2004 and 2005. In October 2003, an additional 33,334 shares vest and in October 2004 and 2005, an additional 33,333 will vest.

(4)	Currently no options are immediately exercisable. Options of 62,500 will become immediately exercisable on August 9, 2003; the remainder will vest at the rate of 5,208 from September 2003 through August of 2006.

(5)	Options to purchase 246,311 shares are immediately exercisable, subject to certain repurchase rights of the Company. Options to purchase 6,293 shares vested in January; the remainder will vest at the rate of 6,250 per month during 2003.

(6)	Options to purchase 273,727 shares are immediately exercisable, subject to certain repurchase rights of the Company. Options to purchase 6,816 vested in January 2003; the remainder will vest at the rate of 6,729 from February through August and 6,563 monthly for the remainder of 2003.

The Company has three stock option plans. The Company’s 1997 Stock Option Plan (the “1997 Plan”) authorizes the issuances of options covering up to 3,759,000 shares of common stock. The 1997 Plan provides for an automatic annual increase in the number of number of shares covered by the 1997 Plan equal to 3.0% of the number of shares of common stock outstanding on the first day of each calendar year. The IT Professional Stock Option Plan (the “IT Plan”) authorizes the issuance of options covering up to 983,000 shares of common stock and provides for an automatic annual increase in the number of shares covered by the IT Plan equal to 1.5% of the number of shares of common stock outstanding on the first day of each calendar year. The Company’s 2000 Stock Option Plan (the “2000 Plan”) authorizes the issuance of options covering up to 1,000,000 shares of common stock. The 2000 Plan does not contain any provisions for automatic increases in the number of shares covered by the 2000 Plan. See Note 7 to the consolidated financial statements filed with the Company’s Form 10-K for the fiscal year ended December 29, 2002 for information regarding other terms of the plans. The IT Plan was established while the Company was still privately held and did not require stockholder approval. The 1997 Plan was approved by the stockholders. The 2000 Plan does not require stockholder approval. The Company also has an Employee Stock Purchase Plan, which was approved by stockholders, but has never been implemented.

The following table sets forth information as of December 29, 2002 with respect to the Company’s stock option plans. The table does not include information with respect to the proposed 2003 Stock Incentive Plan for which stockholder approval is being sought at the Annual Meeting.

	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Plans(1)
Plans approved by stockholders	2,913,000	$10.24	1,132,000
Plans not approved by stockholders (2000 Plan)	903,000	$7.82	91,000

(1)	Excludes shares included in first column. Also excludes shares which will be covered under the 1997 Plan and the ITP Plan pursuant to provisions for annual automatic increase described above.

Employment and Change in Control Arrangements

Effective in January 2001, the Company entered into a new employment agreement with Brenda Rhodes. The agreement provides for an initial term ending on the earlier of the second anniversary of the agreement or when a new Chief Executive Officer is appointed and a subsequent term for up to three years during which Ms. Rhodes will serve as Chairman of the Board until she becomes Chairman Emeritus. During the initial term, Ms. Rhodes is entitled to a base salary of $350,000 and a bonus of up to 75% of her base salary. Ms. Rhodes will be eligible to receive stock options and additional bonuses at the discretion of the Board of Directors. When she becomes Chairman of the Board, she will continue to be entitled to receive her base salary, but no bonus, and when she becomes Chairman Emeritus she will receive no base salary or bonus. The agreement provides for the payment to Ms. Rhodes of certain incidental benefits she is presently receiving. Medical, life and similar insurance benefits will continue for Ms. Rhodes’ lifetime, provided that she does not engage in certain competitive activities.

If Ms. Rhodes’ employment is terminated other than for cause or death or she is constructively discharged, including in connection with a change of control, she will be entitled to receive a payment equal to three times her base salary and bonus paid for the immediately preceding year, any previously unvested stock options will become immediately vested, and any remaining outstanding principal and interest on Ms. Rhodes’ $2.0 million promissory note owed to the Company will be forgiven. If Ms. Rhodes’ employment is terminated by her death, she is entitled to receive her base salary through the date of her death and a pro-rated bonus for the year of her death and any unvested stock options will become fully vested. Upon Ms. Rhodes becoming Chairman Emeritus she will receive a payment equal to three times her base salary and bonus paid for the immediately preceding year. In connection with the agreement, the $2.0 million promissory note due in January 2002 was amended to extend the term to January 2005 and to provide for the forgiveness of 20% of the principal plus interest over a five-year period commencing January 1, 2001. Under the agreement, in the event of a change of control, to the extent that any payments to Ms. Rhodes result in any excise or similar taxes imposed on any “parachute payments” as such term is defined in the Internal Revenue Code, the Company has agreed to pay an additional lump-sum cash payment (the “Gross-Up Payment”) to Ms. Rhodes in an amount such that, after payment of all federal and state taxes on the Gross-Up Payment, she will have sufficient funds to pay the tax obligations arising from the original payment received by her. In addition, for a two-year period after she becomes Chairman Emeritus, Ms. Rhodes will have the right to purchase the Company’s facility in Park City Utah, for a sum equal to the lower of its then current fair market value or 120% of the fair market value of the facility as of April 30, 2001.

In connection with the acquisition of OnStaff, the Company entered into an Employment and Non-Competition Agreement with Jeffrey Evans as an Executive Vice President of the Company. The agreement provides for a five-year term, with an annual salary of $315,000, subject to review and increase by the Board of

Directors. Mr. Evans received a signing bonus of $50,000 and is entitled to participate in the Company’s bonus plans for executive officers. The agreement also provided for the grant of options covering 250,000 shares of common stock. The options vest at a rate of 25% after the one year with the balance vesting over a three year period in equal monthly installments. If Mr. Evans’ employment is terminated without cause or he resigns for good reason, as defined in the agreement, or upon a change in control, any unvested options will become immediately vested. Mr. Evans is also provided with a life insurance policy with a $1.0 million benefit and an automobile allowance. If Mr. Evans’ employment is terminated without cause or he resigns for good reason, he is entitled to receive severance in an amount equal to three times his base salary. In the event of Mr. Evans death or complete disability he would receive a pro-rated portion of any performance bonus. The agreement also contains a customary non-competition covenant on the part of Mr. Evans. Mr. Evans is entitled to receive certain earn-out payments in his capacity as a shareholder of OnStaff under the acquisition agreements with OnStaff if the milestones contained in the agreements are satisfied.

The Company has employment agreements with other executives, which generally provide for salary continuation of twelve months in case of termination other than for cause or disability, acceleration of options vesting on change of control and certain other provisions.

The terms of the Company’s 1997 Stock Option Plan (the “1997 Plan”) provide that in the event the Company is acquired by merger, consolidation or asset sale, each option outstanding at the time under the 1997 Plan will terminate to the extent not assumed by the acquiring entity. In addition, the plan administrator generally has the discretion to accelerate the vesting of options.

Compensation of Directors

Under the automatic option grant program of the Company’s 1997 Stock Option Plan, each individual who first joins the Board of Directors of the Company as a non-employee director, will receive at that time, an automatic option grant for 50,000 shares of Common Stock. The optionee will vest in the automatic option grant in a series of four annual installments over the optionee’s period of Board service, beginning one year from the grant date. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic option grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service. In addition, outside directors receive an annual retainer of $25,000; $1,000 for each meeting attended in person; and, an additional $15,000 for a chairperson of a standing committee.

If the Director Plan is adopted, eligible directors will receive an automatic grant of options covering 50,000 shares upon joining the Board or upon re-election for a new three-year term. These options will vest over the three-year term of the director. Outside directors will receive in lieu of cash retainers, a direct grant of shares with a value of $25,000 per year. Directors will also receive meetings fees in cash in amounts as determined by the Board, including additional amounts for the chairpersons of standing committees.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Mr. Finkelman, Mr. Jenkins-Stark, and Mr. Stein served as members of the Board of Directors’ Compensation Committee during 2002. None of these directors has ever been an officer or employee of the Company. No executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

In January 1999, the Company granted to Brenda C. Rhodes, Chief Executive Officer, a loan in the principal amount of $2,000,000 plus interest at the rate of the Company’s cost of borrowing plus  1/8% per annum, compounded monthly. The loan is secured by shares of Common Stock of the Company having a value of at least 115% of the outstanding principal balance of the loan. The outstanding principal balance of the loan as of March 28, 2003 is $800,000. The loan was originally due in January 2002. In connection with Ms. Rhodes’ new employment agreement, the loan will be forgiven in equal installments over a five-year period commencing January 1, 2001.

In March 2001, the Company granted to Rita S. Hazell, Senior Vice President, R&D Contract Services, a loan in the principal amount of $250,000 plus interest at 6.74%. Such loan is secured by a second deed of trust in favor of the Company on the real property purchased partially with such borrowed funds. The loan will be forgiven in equal installments over a four-year period. The outstanding principal balance of the loan as of  March 28, 2003 is $125,000.

During 2002 the Company entered into a sponsorship agreement with BayPac Racing, Inc. BayPac Racing, Inc. owns three racing automobiles and is owned by Ms. Rhodes’ husband. For the year ending December 29, 2002, Hall Kinion, paid BayPac Racing, Inc. a total of $254,000. The consideration paid to BayPac Racing during fiscal year 2002, was in exchange for sponsorship of BayPac Racing in sixteen races that occurred throughout four states during 2002. The events are used by the Company as a marketing vehicle to entertain existing and potential clients.

Since the acquisition of OnStaff Inc. in August of 2002, the Company has engaged the services of Alhambra Reprographics for various printing needs. Alhambra Reprographics is owned by Jeffrey Evans’ father-in-law and during the course of 2002 the company paid Alhambra Reprographics a total of $7,000.

During 2002 the Company employed Ramona Harris within the Technology Sales Division, Ms. Harris is the sister of Rita Hazell. Ms. Harris received total consideration of $136,000 in exchange for services rendered during 2002.

The Company has entered into indemnification agreements with each of its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified and to obtain directors’ and officers’ liability insurance if available on reasonable terms. The Company maintains an insurance policy covering officers and directors under which the insurer has agreed to pay the amount of any claim made against the officers or directors of the Company for wrongful acts that such officers or directors may otherwise be required to pay or for which the Company is required to indemnify such officers and directors, subject to certain exclusions.

See “Employment and Change in Control Arrangements” for descriptions of agreements regarding the employment of executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors was comprised of three members during 2002, Messrs. Finkelman, Jenkins-Stark, and Stein. None of these directors has ever been an officer or employee of the Company. The Compensation Committee is responsible for setting and administering policies governing compensation of the Company’s executive officers, including the Company’s 1997 Stock Option Plan. In addition, the Compensation Committee reviews compensation levels of other management level employees, evaluates the performance of management and reviews other compensation-related issues.

Compensation Philosophy

The Company applies a consistent compensation philosophy for all of its employees, including its executive officers. The Company’s compensation policy is designed to enable the Company to attract, retain and reward executive officers who are likely to contribute to the long-term success of the Company. The Compensation

Committee also believes that a strong correlation should exist between executive compensation, business objectives and overall Company performance.

In preparing the performance graph for this Proxy Statement, the Company has selected the Standard & Poor’s 500 Index (“S&P 500 Index”). The companies that the Company uses for comparison of salary and compensation information are not necessarily those included in the S&P 500 Index, because they were determined not to be competitive with the Company for executive talent or because compensation information was not available.

Components of Compensation

There are three components of the Company’s executive compensation program that support the goal of aligning compensation with the value created for the Company’s stockholders while providing incentives to further the Company’s strategic objectives.

Salary

The Compensation Committee strives to offer salaries to its executive officers that are competitive with salaries offered by companies of similar size and capitalization in a similar industry. Base salaries are reviewed on an annual basis and are subject to adjustment based upon the individual’s contribution to the Company and changes in salary levels offered by comparable companies. In determining executive officers’ salaries, the Compensation Committee considers information provided by the Company’s Chief Executive Officer with respect to individual officer responsibilities and performance, as well as salary surveys and similar data available from independent sources.

Bonuses

For fiscal 2001, annual incentive bonuses for the Chief Executive Officer and the other officers named in the Summary Compensation Table were based upon the following three components (i) the Company’s targeted net income, (ii) earnings per share estimates for fiscal 2001 and (iii) individual performance. The Compensation Committee reviews performance goals and, based on the components described above, each executive officer’s employment arrangement sets forth certain target thresholds. These target thresholds are set on an annual basis. The actual performances of the Company and the executive officer are evaluated to determine the percentage used to calculate the bonus at the end of the year, with the size of the bonus varying between 0% and 100% of the target award. Target awards for each executive officer in fiscal 2002 were set in relation to such officer’s base salary.

Equity Incentives

The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value and serves to align the interests of employees with the interests of the Company’s stockholders. In determining the amount of equity compensation to be awarded to executive officers in any fiscal year, the Compensation Committee considers the position of the officer, the current stock ownership of the officer, the number of shares that continue to be subject to vesting under outstanding options and the expected future contribution of the officer to the Company’s performance, giving primary weight to the officer’s position and his expected future contributions. In addition, the Compensation Committee compares the stock ownership and options held by each officer with the other officers’ equity positions and the officer’s experience and value to the Company.

Option grants during 2002 are described under the heading “EXECUTIVE COMPENSATION AND OTHER MATTERS” in the table entitled “Option Grants in Last Fiscal Year.”

CEO Compensation

The annual base salary for Ms. Rhodes, the Company’s Chief Executive Officer, was established in March 1998 pursuant to an employment agreement with the Company. Ms. Rhodes’ base salary is intended to be competitive with that paid to executives at comparable companies in the same industry and to reflect her personal performance for the Company. The factors that the Compensation Committee considered in setting her annual base salary were (i) corporate performance, (ii) earnings per share and net income and (iii) individual performance. In addition, the Compensation Committee believes that an important portion of her compensation should be based on Company performance.

The Company entered into a new employment agreement with Ms. Rhodes in January 2001. Her base salary and bonus remained the same as her base salary and bonus arrangements under her prior employment agreement. The terms of the new agreement were negotiated with Ms. Rhodes based primarily upon a review by the Committee of compensation arrangements for chief executive officers and founders of comparable companies, recommendations of an independent consultant engaged for purposes of reviewing the reasonableness of the terms of the agreement and an assessment of Ms. Rhodes past, present and expected future contributions to the Company.

Deductibility of Executive Compensation

The Company has considered Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related regulations that restrict the deductibility for federal income tax purposes of compensation paid to the Chief Executive Officer and each of the three other most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 for any of such officer in any year, other than compensation that qualifies for an exception under the Code or regulations. U.S. income tax law limits the amount the Company can deduct for compensation paid to the CEO and the other four most highly paid executives. Performance-based compensation that meets IRS requirements is not subject to this limit. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for such deductibility.

COMPENSATION COMMITTEE

Herbert I. Finkelman

Jack F. Jenkins-Stark

Michael S. Stein

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews Hall Kinion’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Hall Kinion’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committee) and discussed with them their independence from Hall Kinion and its management. The Audit Committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 29, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Jon H. Rowberry

Todd J. Kinion

Jack F. Jenkins-Stark

COMPARISON OF STOCKHOLDER RETURN

Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company’s Common Stock with the cumulative total return of a peer group comprised of comparable companies in the same industry traded on the Nasdaq National Market (“Peer Group Index”) and the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) for the period commencing on August 5, 19971 and ending on December 29, 2002. With respect to companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization. The Companies included in the Peer Group Index were as follows: Adecco SA c/o Adecco Services, Inc., Alternative Resources Corp., Analysts International Corporation, Butler International, Inc., Cotelligent Group, Inc., Employee Solutions, Inc., Kelly Services, Inc., Kforce.com, Inc., Manpower, Inc., Mps. Group, Inc., On Assignment, Inc., Remedy Temp, Inc., Robert Half Intl., Inc., Team America Corporation, Volt Info. Sciences, Inc. and Westaff Services, Inc. Stockholder returns over the indicated period are based on historical data and the Company cautions that the stock price performance shown in the graph is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock.

Comparison of Cumulative Total Return From August 5, 1997 through December 29, 20022:

Hall, Kinion & Associates, Inc., Peer Group Index and S&P 500 Index

	Dec. 28, 1998	Dec. 26, 1999	Dec. 31, 2000	Dec. 30, 2001	Dec. 29, 2002
Hall Kinion	$32.00	$98.29	$92.00	$42.88	$25.56
Peer Group Index	104.83	124.61	113.36	105.55	77.22
S&P 500 Index	128.58	155.64	141.47	124.66	97.11

[1]	The Company’s initial public offering occurred on August 8, 1997. For purposes of this presentation, the Company has assumed that its initial offering price of $15.00 would have been the closing sales price on the day prior to commencement of trading.

[2]	Assumes that $100.00 was invested on August 5, 1997 in the Company’s Common Stock at the Company’s initial offering price of $15.00 and at the closing sales price for each index on that date and that all cash dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and the Stock Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

INDEPENDENT PUBLIC ACCOUNTANTS

During fiscal 2002, Deloitte & Touche LLP (“Deloitte”) did not perform any prohibited non-audit services for the Company, including financial and systems design and implementation.

Audit fees

Deloitte billed approximately (i) $313,000 during fiscal 2002 and (ii) $301,000 during fiscal 2001, for professional services to audit our consolidated financial statements included in our Annual Report on From 10-K and to review the Company’s condensed, consolidated financial statements included in our Quarterly Reports on Forms 10-Q.

Audit-related fees

Deloitte billed approximately (i) $356,000 during fiscal 2002 related to the acquisition of OnStaff Inc., for audit and review services and (ii) $50,000 during fiscal 2001, for audit related services.

Tax fees

Deloitte billed approximately (i) $251,000 during fiscal 2002 and (ii) $436,000 during fiscal 2001, for tax planning services and assistance with the preparation of income tax returns

All other fees

Deloitte billed approximately (i) $1,500 during fiscal 2002 and (ii) $35,000 during fiscal 2001, for non-audit services.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of the Company has selected Deloitte & Touche LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending December 28, 2003. Deloitte & Touche LLP has acted in such capacity since its appointment during the fiscal year ended December 1992. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 28, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Hall Kinion’s Directors and Executive Officers to file with the SEC and the NASDAQ Stock Exchange initial reports of ownership and reports of changes in ownership of Hall Kinion’s Common Stock and other equity securities of Hall Kinion. Directors and executive officers are required by SEC regulations to furnish Hall Kinion with copies of all Section 16(a) reports they file.

To Hall Kinion’s knowledge, based solely on review of the copies of such reports furnished to Hall Kinion and written representations that no other reports were required, during 2002 all Section 16(a) filing requirements applicable to its Directors and executive officers were complied with, except that a Form 4 was not timely filed for Ms. Rhodes, though it was subsequently filed.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be presented at the next Annual Meeting of the Stockholders of the Company must be received by the Company at its offices at 75 Rowland Way, Suite 200, Novato, California 94945, not later than December 10, 2003, and satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Martin A. Kropelnicki

Secretary

Novato, California

April 16, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX 1

HALL, KINION & ASSOCIATES, INC.

AUDIT COMMITTEE CHARTER

April 2003

PURPOSE.    The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee (1) management’s conduct of the Company’s financial reporting, including overview of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or others, (2) the Company’s systems of internal accounting, financial controls, and internal audit, (3) the annual independent audit of the Company’s financial statements and selection of an independent auditor, and (4) the Company’s legal compliance programs. The Committee is also responsible for (1) the appointment, compensation and oversight of any independent public accounting firm employed by the Company to audit its financial statements and (2) the review and approval of all audit and permitted non-audit services provided by the Company’s independent public accounting firm. The selected independent public accounting firm shall report directly to the Committee.

MEMBERSHIP.    The Committee shall be comprised of not less than 3 members of the Board. Each member must be financially literate, and at least one member shall be a “financial expert” as such term is defined in rules promulgated from time to time by the SEC. All members of the Committee shall meet the standards of independence under rules established from time to time by the Nasdaq National Market and the SEC.

RESPONSIBILITIES.    The Committee’s role is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for the audit of the financial statements. The Committee is not providing any expert or special assurance as to Company’s financial statements or any certification of the work of the outside auditors. The Committee shall, in addition to other responsibilities as may be assigned from the Board from time to time:

•	Evaluate, appoint, authorize and set the compensation of and oversee the firm of independent certified public accountants to be appointed as auditors of the Company to perform the annual audit.

•	Review with the independent auditors and management the scope of the audit, the results of the annual audit examination by the independent auditors, any reports of the independent auditors with respect to the interim periods, and, with the internal auditor or the Company, the scope and results of the internal audit program. The Committee will prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

•	The Committee shall meet with the Company’s independent accounting firm to review and discuss (i) all of the Company’s critical accounting policies and practices used in the preparation of its financial statements, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of their use and the treatment preferred by the Company’s independent accounting firm and (iii) other matters, including management letters and schedules of adjustments that have not been recorded.

•	The Committee shall develop procedures for handling complaints regarding accounting, internal controls or auditing matters, including procedures for confidential, anonymous submission of legitimate concerns by concerns by employees regarding accounting or auditing matters.

•	Review with management and the Company’s independent public accountants the Company’s periodic reports on Form 10-Q and Form 10-K, including the Company’s MD&A disclosures, material financial press releases and any guidance to be provided to analysts.

1

•	Review with management and the Company’s independent public accounting firm procedures for certifications required by the Sarbanes-Oxley Act of 2002.

•	Review the written statement from the outside auditor of the Company concerning any relationship between the auditor and the Company or any other relationship that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

•	Review the adequacy of the Company’s administrative and financial controls, with particular emphasis on the scope, performance and reports of the internal audit function.

•	Review the Company’s risk assessment and risk management policies, including insurance coverage.

•	Review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports, and make recommendations to the Board regarding the same.

•	Review internal and external audits of employee benefit plans.

•	Consult and review with the Company’s outside counsel any potentially material pending or threatened claims, governmental inquiries or investigations. Review the Company’s compliance programs, including programs to prevent and uncover any unlawful payments and to protect proprietary technology.

•	Review annually the adequacy of the Committee’s Charter and assess the Committee’s processes and effectiveness.

•	Review and approve all transactions with affiliates or related parties.

•	The Committee shall have full authority (without seeking further approval of the Board) to engage independent counsel and other advisors to provide advice to the Committee from time to time as it deems necessary and shall have full authority (without seeking further approval of the Board) to authorize and set appropriate compensation of such counsel and other advisors.

MEETINGS.    The Committee will meet as often as in its judgment is necessary, but no less frequently than quarterly. The Committee may meet either in person or telephonically. The Committee shall report the results of each of its meetings to the Board. The majority of the members of the Committee shall constitute a quorum.

2

APPENDIX 2

HALL, KINION & ASSOCIATES, INC.

COMPENSATION COMMITTEE CHARTER

I.    ORGANIZATION

The Compensation Committee will consist of at least three independent directors elected by the Board. A chairperson may be designated by the Board.

II.    RESPONSIBILITIES

The Committee’s responsibilities shall be as follows:

A.    The Committee shall have sole and exclusive authority to administer the Company’s employee and director equity incentive plans in effect from time to time (the “Plans”). The Committee shall have authority to grant awards under the Plans to any service provider, notwithstanding that the Board has delegated authority to a separate committee or the Board has retained for itself authority to grant awards, unless the Board action creating such committee or retaining such authority shall state that the Committee shall not have that authority.

B.    The Committee shall make periodic recommendations to the Board concerning the establishment of cash compensation levels, the adoption, of bonus programs and the grant of equity incentives to maintain competitiveness and further corporate-wide performance objectives.

C.    The Committee shall have full authority to commission periodic studies and surveys concerning the levels of executive compensation payable in the industry in which the Company is engaged and in other related industries and obtain recommendations from outside consultants concerning competitive pay programs.

D.    The Committee shall have concurrent authority with the Board to approve non-material amendments to the Plans.

E.    The Committee shall have responsibility for preparing the report on executive compensation and the report on option repricings required by Item 402 of Regulation S-K.

F.    The Committee shall evaluate the performance of the Chief Executive Officer of the Company and approve the compensation payable to the Company’s Chief Executive Officer, including any incentive and bonus programs. The Committee shall consult with the Chief Executive Officer regarding the Chief Executive Officer’s evaluation of the performance and recommendations regarding the compensation of other senior executive officers of the Company and shall approve the compensation for other senior executive officers of the Company.

G.  The Committee shall have overall responsibility, through oversight, for the review of all of the Company’s employee benefit plans, including any Internal Revenue Code Section 401(k) savings plan, any Internal Revenue Code Section 125 cafeteria benefit plan, any profit-sharing program, whether payable on a current or deferred basis, and all pension and other deferred compensation plans. Regular administration shall be performed by Company management.

H.  The Committee shall approve all perquisites, equity incentive awards, or special cash payments (including relocation expenses) paid to the Company’s executive officers and other key employees.

I.  The Committee shall review and recommend the compensation program for outside directors in consultation with the Nominating and Corporate Governance Committee, including the amount and type of any form of compensation to be paid to any director for such service.

J.  The Committee shall review annually the adequacy of the Committee’s Charter and assess the Committee’s processes and effectiveness.

III.    MEETINGS

The Compensation Committee shall meet with the Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. At the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time, the Committee shall also review base salary levels and approve adjustments. The overall performance of the Company’s employee benefit plans will be reviewed at least annually. The Committee shall also meet as and when necessary to effect the grant of awards under the Plans. The Committee shall convene periodically as necessary to act upon any other matters within its jurisdiction under this charter. The Committee may take action at a meeting by a vote of a majority of its members, and may take action without a meeting by unanimous written consent.

IV.    MINUTES

Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee, other than the grant of awards under the Plans, shall be subject to revision, modification or rescission by the Board.

2

APPENDIX 3

HALL, KINION & ASSOCIATES, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

1.    Authority and Mission.

The Nominating and Corporate Governance Committee is a standing committee of the Board of Directors which acts on behalf of the Board of Directors in identifying, screening and recommending qualified candidates to serve as directors of the Company, administering the corporate governance policies of the Company and in administering the corporate governance policies of the Company and maintaining and overseeing the operations and effectiveness of the Board of Directors.

2.    Composition.

The Committee shall consist of at least three directors appointed by the Board of Directors, who shall be (i) independent of management and free from any relationship that, in the opinion of the Board, would interfere with exercise of independent judgment as a Nominating and Corporate Governance Committee member, and (ii) independent under the rules of Nasdaq for Nasdaq National Market companies. The Board of Directors shall designate one of the Nominating and Corporate Governance Committee members to be Chairperson.

3.    Purposes, Duties and Responsibilities.

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying, screening and recommending qualified candidates to serve as directors of the Company, administering the corporate governance policies of the Company and in maintaining oversight of the Board of Directors’ operations and effectiveness. Specifically, the Nominating and Corporate Governance Committee will:

Nomination Functions

•	Recommend to the Board candidates for election or reelection to the Board at each Annual Meeting of Stockholders of the Company.

•	Recommend to the Board candidates for election by the Board to fill vacancies occurring on the Board.

•	Consider stockholder nominees.

•	Make recommendations to the Board concerning the selection criteria to be used by the Committee in seeking nominees for election to the Board.

•	Aid in attracting qualified candidates to serve on the Board.

Corporate Governance Functions

•	Make recommendations to the Board concerning the structure, composition and functioning of the Board and all Board committees.

•	Review Board meeting procedures, including the appropriateness and adequacy of the information supplied to directors prior to and during Board meetings.

•	Review and recommend changes to the corporate governance policies adopted by the Board, including retirement policies for directors.

•	Review and recommend amendments to the Company’s ethics policies for officers and employees, as appropriate.

Evaluation Functions

•	Evaluate or provide for evaluation of Board performance.

•	Evaluate the performance of the CEO in coordination with the Compensation Committee in accordance with the evaluation process approved by the Board.

•	Review independence of directors to ensure compliance with applicable regulations.

•	Conduct an annual review of best practices, and compliance with SEC and Nasdaq rules and legislative requirements relating to corporate governance matters.

•	Review any outside directorships in other public companies held by senior company officials.

•	Periodically receive and consider recommendations from the CEO regarding succession at the CEO and other senior officer levels.

•	Make reports and recommendations to the Board of Directors within the scope of its functions.

4. Meetings.

The Nominating and Corporate Governance Committee will meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and as such times and places as the Committee determines. The majority of the members of the Nominating and Corporate Governance Committee constitutes a quorum.

2

APPENDIX 4

HALL, KINION & ASSOCIATES, INC.

2003 STOCK INCENTIVE PLAN

SECTION 1.  Purposes.    The purposes of the 2003 Hall, Kinion & Associates, Inc. Stock Incentive Plan are to encourage selected employees, independent contractors and consultants of the Company and its Subsidiaries to acquire a proprietary interest in the long-term growth and financial success of the Company, to generate incentives to promote its well-being and profitability, to link the interests of such employees to the long-term interests of stockholders and to enhance the ability of the Company and its Subsidiaries to attract and retain individuals of the highest quality and integrity.

SECTION 2.  Definitions.    As used in the Plan, the following terms have the meanings set forth below:

“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.

“Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the transaction or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (ii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or (iii) any ‘person’ (as defined in Section 13(d) or 14(d) of the Exchange Act shall become the ‘beneficial owner’ (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly or fifty percent (50%) or more of the Company’s outstanding Common Stock.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means the Compensation Committee of the Board, or any successor to such committee, or a subcommittee thereof, composed of no fewer than three directors, each of whom is an Independent Director and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

“Company” means Hall, Kinion & Associates, Inc., a Delaware corporation.

“Covered Employee” means a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

“Eligible Participant” means any employee, independent contractor or consultant of the Company or of any Subsidiary; provided, however, that directors who are not employees shall not be eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

“Incentive Stock Options” means stock options intended to qualify as incentive stock options under Section 422 of the Code.

“Independent Director” has the meaning set forth in Section 4200 of the rules of the Nasdaq, or any successor definition adopted by Nasdaq.

“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. All Options granted under the Plan are intended to be nonqualified stock options for purposes of the Code.

“Other Stock Unit Award” means any right granted to a Participant by the Committee pursuant to Section 10 hereof.

“Participant” means an employee, independent contractor or consultant who is selected by the Committee to receive an Award under the Plan.

“Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.

“Performance Share” means any grant pursuant to Section 9 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

“Performance Unit” means any grant pursuant to Section 9 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

“Person” means any individual, corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization or government or political subdivision thereof.

“Plan” means this Hall, Kinion & Associates, Inc. 2003 Stock Incentive Plan.

“Prior Plans” mean the Company’s 1997 Stock Option Plan, the 2000 Stock Option Plan, and the IT Professional Stock Option Plan.

“Restricted Stock” means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote such Share and the right to receive any cash dividends), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.

“Restricted Stock Award” means an award of Restricted Stock under Section 8 hereof.

“Shares” means the shares of common stock of the Company.

“Stock Appreciation Right” means any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (a) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (b) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 4(g), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in, cash, Shares, other property or any combination thereof, as the Committee, in its sole discretion, shall determine.

2

“Subsidiary” means any entity in which the Company now or in the future owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of securities in such entity, and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.

SECTION 3.  Administration.    The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (i) select the Eligible Participants of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan may be deferred either automatically or at the election of the Participant; (vii) determine the circumstances conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including a Change of Control of the Company or the termination of employment or association of Participant; (viii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any shareholder.

SECTION 4.  Shares Subject to the Plan.

(a) Subject to the adjustment provisions of Section 4(g) below and the provisions of Section 4(b) through (h), up to 1,500,000 Shares may be issued under the Plan.

(b)  In addition to the Shares authorized by Section 4(a), the following Shares may be issued under the Plan:

(i)  Shares that were authorized to be issued under the Prior Plans, but that are not issued under the Prior Plans because of the cancellation, termination or expiration of awards under the Prior Plan shall be available for issuance under this Plan;

(ii)  If a Participant tenders, or has withheld, Shares in payment of all or part of the option price under a stock option granted under the Plan or the Prior Plan, or in satisfaction of withholding tax obligations thereunder, the Shares tendered by the Participant or so withheld shall become available for issuance under the Plan;

(iii)  If Shares that are the issued under the Plan are subsequently forfeited in accordance with the terms of the Award or an Award Agreement, the forfeited Shares shall become available for issuance under the Plan;

(iv)  If the Company repurchases any Shares and, in connection therewith, the Board designates that any or all of the repurchased Shares shall be available for issuance under the Plan, those repurchased Shares allocated to the Plan shall become available for issuance under the Plan;

3

(v)  If the Company issues any Shares to a person who is not an Affiliate in connection with a financing or an acquisition transaction, then the number of Shares subject to the Plan shall be increased by 40% of the Shares so issued in the transaction.

(c)  Subject to the adjustment provisions of Section 4(g), not more than 25% of the Shares covered by the Plan shall be issued under Awards other than Options and Stock Appreciation Rights.

(d)  If an Award may be paid only in Shares or in either cash or Shares, the Shares shall be deemed to be issued hereunder only when and to the extent that payment is actually made in Shares. However, the Committee may authorize a cash payment under an Award in lieu of Shares if there are insufficient Shares available for issuance under the Plan.

(e)  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

(f)  Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any calendar year.

(g)  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of securities subject to Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided that the number of Shares subject to any Award shall always be a whole number.

(h)  Notwithstanding the foregoing, in no event may the number of Awards outstanding under the Plan plus options outstanding under the Prior Plans exceed 40% of the outstanding Shares on a fully diluted basis.

SECTION 5.  Eligibility.    Any Eligible Participant shall be eligible to be selected as a Participant.

SECTION 6.  Stock Options.    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this Section 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case.

(a)  Option Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(g), such purchase price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option.

(b)  Option Period.    The term of each Option shall be fixed by the Committee in its sole discretion, not to exceed ten years from the date the Option is granted.

(c)  Exercisability.    Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

4

(d)  Method of Exercise.    Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

(e)  Transferability of Options.    Notwithstanding the provisions of Section 14(a) of the Plan, at the discretion of the Committee and in accordance with rules it establishes from time to time, Participants may be permitted to transfer some or all of their Options to one or more immediate family members.

(f)  Incentive Options.    The aggregate number of Shares issued and issuable pursuant to Incentive Stock Options granted under the Plan shall not exceed 5,000,000 shares. Incentive Stock Options granted under the Plan shall include provisions required under Section 422 of the Code, including but not limited to:

(i)  The exercise price for each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value (110% if the Participant owns, directly or indirectly through the application of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent and any Subsidiary);

(ii)  Any Incentive Stock Option shall be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant’s lifetime only by the Participant or by the Participant’s guardian or legal representative in the event of the Participant’s death or disability;

(iii)  So long as required under Section 422 of the Code and the regulations promulgated thereunder, during the term of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are first exercisable by a Participant under this Plan and all other plans of the Company, its parent or any Subsidiary during any calendar year shall not exceed $100,000 and options in excess of such amount shall be treated as non-qualified stock options;

(iv)  An Incentive Stock Option may not be exercised after the expiration of ten years from the date such Option is granted to a Participant (five years if the Participant owns, directly or indirectly through the application of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent and any Subsidiary); and

(v)  A Participant must notify the Company in writing of any sale or other disposition of Shares acquired pursuant to an Incentive Stock Option if such sale or other disposition occurs (i) within two years of the grant of the Incentive Stock Option or (ii) within one year of the issuance of the Shares to the Participant.

SECTION 7.  Stock Appreciation Rights.    Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

5

SECTION 8.  Restricted Stock

(a)  Issuance.    A Restricted Stock Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Restricted Period”). Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Awards of Restricted Stock may be made without regard to the Fair Market Value of the Shares, provided, however, that Awards of Restricted Stock may not exceed 25% of the maximum number of Shares subject to Awards in any calendar year.

(b)  Registration.    Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.

(c)  Forfeiture.    Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment for any reason during the Restricted Period, all Shares of Restricted Stock still subject to contingency or restriction shall be forfeited by the Participant and reacquired by the Company. Non-restricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the Participant promptly after the Restricted Period, as determined or modified by the Committee, shall expire.

(d)  Minimum Vesting Condition.    The minimum Restricted Period applicable to any Restricted Stock Award that is not subject to performance conditions restricting transfer shall be three (3) years from the date of grant; provided, however, that a Contingency Period of less than three (3) years may be approved for such Awards with respect to up to 10,000 Shares under the Plan.

SECTION 9.  Performance Awards.    Performance Awards may be granted hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 11, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

SECTION 10.  Other Stock Unit Awards.

(a)  Terms of Other Stock Unit Awards.    Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Participants of the Company and its Subsidiaries to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The provisions of other Stock Unit Awards need not be the same with respect to each recipient.

(b)  Limitation of Transferability.    Subject to the provisions of this Plan and any applicable Award Agreement, Awards and Shares subject to Awards granted under this Section 10, may not be sold, assigned,

6

transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction, performance or deferral period lapses. For any Award or Shares subject to any Award granted under this Section 10 the transferability of which is conditioned only on the passage of time, such restriction period shall be a minimum of three (3) years. Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this Section 10 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

SECTION 11.  Change in Control Provisions.

(a)  Acceleration of Benefits.    Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(i)  Any options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(ii)  The contingencies, restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all contingencies, restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(iii)  All Performance Awards shall be considered to be earned and payable pro-rata and shall be immediately settled or distributed. The pro rata portion of a Performance Award shall be calculated by multiplying the number of Shares or other property underlying the Performance Award by a fraction, the numerator of which is the number of days from the beginning of the applicable Performance Period to the date of the Change in Control and the denominator of which is the number of days originally determined by the Committee as the term of the applicable Performance Period. Any deferral, contingency or other restriction applicable to such Performance Awards shall lapse; and.

(iv)  The contingencies, restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all contingencies, restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(b)  Change In Control Settlement.    Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Election Period”), a Participant holding an Option or Stock Appreciation Right shall have the right, whether or not the Option or Stock Appreciation Right is fully exercisable and in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right and by giving notice to the Company, to elect (within the Change in Control Election Period) to surrender all or part of the Option or Stock Appreciation Right to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation right as to which the right granted under this Section 11(b) shall have been exercised.

(c)  Other Forms of Settlement.    The foregoing provisions of this Section 11 shall not preclude other forms of settlement of outstanding Awards in the event of a Change in Control, including a conversion or exchange of Awards for awards or securities of any person that is a party to or initiates the Change in Control transaction; provided that no Participant shall be required to accept any such substituted or exchanged award or security without such Participant’s written consent.

7

SECTION 12.  Code Section 162(m) Provisions.

(a)  Application of Section.    Notwithstanding any other provision of this Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award.

(b)  Performance Conditions.    If an Award is subject to this Section 12, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenues during the performance period, net income or net income per share during the performance period; return on sales; return on assets; return on stockholder’s equity; cash flow; economic value added; cumulative operating income; total stockholder’s return; cost reductions; or achievement of environment, health & safety goals of the Company or the Subsidiary or business unit of the Company for or within which the Participant is primarily employed. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(c)  Adjustment of Awards.    Notwithstanding any provision of this Plan other than Section 11, with respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals.

(d)  Committee’s Authority.    The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(e)  Limit on Number or Dollar Amount of Awards.    Notwithstanding any provision of this Plan other than Section 4(g), no Participant may be granted Awards in any calendar year with respect to more than 500,000 Shares. The maximum dollar value payable with respect to Performance Units and/or Other Stock Unit Awards that are valued with reference to property other than Shares and granted to any Participant in any one calendar year is $500,000.

SECTION 13.  Amendments and Termination.    The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval (x) if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply or (y) if a proposed amendment or alteration would materially increase the benefits accruing to Participants, materially increase the maximum number of shares which may be issued under the Plan or materially modify the Plan’s eligibility requirements or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his or her consent.

8

SECTION 14.  General Provisions.

(a)  Nontransferability of Awards.    Unless the Committee determines otherwise at the time the Award is granted or thereafter and except for transfers of options permitted by Section 6(f) of the Plan: (i) no Award, and no Shares subject to Awards described in Section 10 which have not been issued or as to which any applicable contingency, restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant, and (ii) each Award shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(b)  Award Term; Minimum Vesting.    The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee, subject to the limits set forth in the Plan, provided, that no Award shall have a term in excess of 10 years. In the case of an Award granted to persons other than officers or consultants of the Company or its Subsidiaries, the Award’s vesting period shall be at least 20% per year over five years from the date the Award is granted, subject to reasonable conditions including, without limitation, continued employment.

(c)  Award Entitlement.    No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

(d)  Requirement of an Award Agreement.    The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company and otherwise complied with the then applicable terms and conditions.

(e)  Award Adjustments.    Except as provided in Section 12, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.

(f)  Committee Right to Cancel.    The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to or owns any interest in (other than any nonsubstantial interest, as determined by the Committee) any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee or otherwise takes any action that in the judgment of the Committee is not in the best interests of the Company.

(g)  Stock Certificate Legends.    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h)  Compliance with Securities Laws.    No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole

9

discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

(i)  Award Deferrals; Dividends.    The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on Shares (“Dividend Equivalents”), with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(j)  Consideration for Awards.    Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(k)  Delegation of Authority by Committee.    The Committee may delegate to one or more executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) or a committee of executive officers the right to grant Awards to Employees who are not executive officers or directors of the Company and to cancel or suspend Awards to Employees who are not executive officers or directors of the Company; provided, however, that in no event shall Awards granted pursuant to such delegation exceed 10% of the Shares covered by Awards in any calendar year.

(1)  Withholding Taxes.    The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award.

(m)  Other Compensatory Arrangements.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(n)  Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(o)  Severability.    If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(p)  Awards to Non-U.S.    Employees.    Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home countries.

10

(q)  Repricing Prohibited.    The repricing of options or Stock Appreciation Right Awards under the Plan is expressly prohibited. “Repricing” means the grant of a new Option, Stock Appreciation Right or other Award in consideration of the exchange, cancellation or forfeiture of an Award that has a higher grant price than the new Award or the amendment of an outstanding Award to reduce the grant price; provided, that the grant of a Substitute Award shall not be considered to be repricing.

SECTION 15.  Term of Plan.    The Plan shall be effective as of June 1, 2003. No Award shall be granted pursuant to the Plan after May 31, 2008, but any Award theretofore granted may extend beyond that date.

SECTION 16.  Termination of Prior Plans.    No stock options or other awards may be granted under the Prior Plans after the effective date of this Plan, but all such awards theretofore granted shall extend for the full stated terms thereof in accordance with the terms of the Prior Plans.

11

APPENDIX 5

HALL, KINION & ASSOCIATES, INC.

NON-EMPLOYEE DIRECTOR STOCK PLAN

1.    Purpose.

The purpose of the Non-Employee Director Stock Plan (the “Director Plan”) of Hall, Kinion & Associates, Inc.(the “Company”) is to promote the interests of the Company by attracting and retaining highly qualified independent directors by providing such individuals with an investment interest in the Company’s future success.

2.    Definitions.

The following definitions shall apply to this Director Plan:

“Annual Retainer Issue Date” shall mean, for each fiscal year, the date on which the stockholders of the Company have their annual meeting.

“Board” or “Board of Directors” shall mean the Board of Directors of the Company.

“Change in Control” shall be deemed to have occurred if: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the transaction or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (ii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or (iii) any ‘person’ (as defined in Section 13(d) or 14(d) of the Exchange Act shall become the ‘beneficial owner’ (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly or fifty percent (50%) or more of the Company’s outstanding Common Stock.

“Eligible Director” shall mean any person who is a member of the Board and who is not a full or part-time employee of the Company or of any parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended) of the Company, and who has not been an employee of the Company or of any parent or subsidiary of the Company within one (1) year prior to participation in this Director Plan.

“Fair Market Value” of the Shares shall mean (i) if the Shares are listed on the Nasdaq National Market, the closing sales price per Share on the relevant date as reported in the Wall Street Journal, (ii) if the Shares are not listed on the Nasdaq National Market, the average of the closing bid and asked prices per Share in the over-the-counter market as quoted on Nasdaq on the relevant date, or (iii) if the Shares are not listed on the Nasdaq National Market or quoted on Nasdaq, an amount determined in good faith by the Board or Compensation Committee.

“Option” shall mean a non-qualified stock option to purchase 50,000 Shares (subject to adjustment for stock splits, stock dividends and similar recapitalizations of the Shares).

“Option Grant Date” shall mean the later of (i) the date on which an Eligible Director is first elected as a member of the Board by action of the stockholders of the Company or is appointed by the Board to fill a vacancy, or (ii) in the case of a director who has been an employee of the Company or a parent or subsidiary of the Company, the date on which such director becomes an Eligible Director or (iii) in the event an Eligible Director is re-elected to the Board for a subsequent three-year term, the date on which such Eligible Director is re-elected.

“Shares” shall mean shares of the Common Stock of the Company.

3.    Administration.

(a)  General.     This Director Plan shall be administered by the Board in accordance with the express provisions of this Director Plan.

(b)  Powers of Board.    The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with this Director Plan as may be necessary for the administration of this Director Plan. Notwithstanding the foregoing, the Company shall have no authority or discretion as to the persons eligible to receive Options or Shares under this Director Plan, which matters are specifically governed by the provisions of this Director Plan.

4.    Restrictions.

All Options and Shares proposed to be issued under this Director Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of such Options or Shares issuable under this Director Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuing of such Options or Shares, such Options or Shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

5.    Shares Subject to Director Plan.

(a)  Aggregate Number.     Subject to adjustment in accordance with Section 8(b), a total of 500,000 Shares are reserved for issuance under this Director Plan. Shares issued under this Director Plan may be unissued Shares or reacquired Shares.

(b)  Rights as Stockholder.    No Eligible Director and no beneficiary or other person claiming under or through such Eligible Director shall have any rights as a stockholder with respect to Shares until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a stock certificate evidencing the Shares. Subject to Section 8(b), no adjustment shall be made for dividends or other events for which the record date if prior to the date the certificate is issued.

(c)  Rights with Respect to Shares.    No Eligible Director and no beneficiary or other person claiming under or through such Eligible Director shall have any right, title or interest in or to any Shares until such Shares are duly issued pursuant to the terms of this Director Plan.

6.    Nondiscretionary Awards.

Options and Shares will be automatically issued to the Eligible Directors as follows:

(a)  Options.    On the Option Grant Date, each Eligible Director shall be automatically granted an Option covering 50,000 Shares.

(b)  Regular Annual Issuances in Lieu of Cash Retainer.    On each Annual Retainer Issue Date, immediately after the annual election of directors, the Company shall issue to each Eligible Director then in office the number of Shares equal to Twenty Five Thousand Dollars ($25,000) divided by the closing price on the relevant Annual Retainer Issue Date of one Share on the Nasdaq National Market (or other market on which the Company’s Common Stock is traded if not on the Nasdaq National Market), rounded up to the nearest whole share, for a purchase price of $0.01 per Share.

(c)  Adjustment.    The number of Shares issued in accordance with this Section 6 shall be subject to adjustment in accordance with Section 8(b).

2

7.    Terms of Option Agreements.

Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the grant date, the number of Shares to which the option pertains, the exercise price per share, and shall include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Amended Director Plan as the Board may determine:

(a)  Option Term.    Unless terminated earlier pursuant to a Change in Control, each Option shall expire and no longer be exercisable on a date which is ten (10) years after the grant date of such Option. In the event of (i) a dissolution or liquidation of the Company or (ii) a Change in Control, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, or Change of Control, either: (x) a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger or consolidation, at the end of which time the Option shall terminate; or (y) the right to exercise the Option as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, or Change in Control.

(b)  Exercise Schedule.    The Option shall be exercisable as to one-third of the Shares covered thereby on each of the first three annual anniversaries of the grant date. Notwithstanding the foregoing, an Option held by an Eligible Director shall become immediately exercisable in full upon the death or permanent disability of such Eligible Director, or upon a Change in Control of the Company.

(c)  Purchase Price.    The purchase price of the Shares subject to each Option shall be the Fair Market Value of Shares on the grant date of such Option, or on the last preceding business day if such grant date is not a business day.

(d)  Payment of Purchase Price.    The purchase price of Shares acquired pursuant to an Option shall be paid in full at the time the Option is exercised: (1) in cash or cash equivalents; or (2) by delivery of shares of Common Stock of the Company, valued at the Fair Market Value on the date of exercise; provided, however, that Options may not be exercised by the delivery of Common Stock more frequently than at six-month intervals.

(e)  Transferability.    Options are subject to limited transferability by the original option holder and subject to approval of the Compensation Committee of the Board of Directors. The transfer by an Eligible Director to a trust created by the Eligible Director for the benefit of the Eligible Director or the Eligible Director’s family which is revocable at any and all times during the Eligible Director’s lifetime by the Eligible Director and as to which the Eligible Director is the sole trustee during his or her lifetime, will not be deemed to be a transfer for the purposes of the Director Plan. Under such rules and regulations as the Board may establish pursuant to the terms of the Director Plan, a beneficiary may be designated with respect to an Option grant in the event of the death of an Eligible Director. If the estate of the Eligible Director is the beneficiary with respect to the grant, any rights with respect to such grant may be transferred to the person or entity (including a trust) entitled thereto under the will of such Eligible Director or pursuant to the laws of descent and distribution.

(f)  Termination of Membership on the Board.    If an Eligible Director’s membership on the Board terminates for any reason, an Option held at the date of termination may be exercised in whole or in part at any time within the remaining term of the Option but only to the extent exercisable in accordance with Section 7(b).

8.    Other Terms of Awards.

(a)  Termination of Membership on the Board.    If an Eligible Director’s membership on the Board terminates for any reason, no further Options or Shares shall be issued under this Director Plan to such Eligible Director on or after such date of termination.

(b)  Capitalization Changes.    If any change is made in the Shares subject to this Director Plan through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash,

3

stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any other capital reorganization, the Board shall make appropriate adjustments as to the maximum number of Shares subject to this Director Plan.

(c)  Withholding Taxes.    Whenever Shares are to be issued under this Director Plan, the Company shall have the right to require payment to the Company by the person to receive such Shares of an amount sufficient to satisfy federal, state and local withholding tax requirements prior to delivery of any certificate or certificates representing such Shares. Payment of withholding taxes may be made by delivery of Company stock to the Company.

9.    Legal Requirements.

Options and Shares shall not be offered or issued under this Director Plan unless the offer, issuance and delivery of such Shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition precedent to the issuance of Shares pursuant to an award under this Director Plan, the Company may require an Eligible Director to take any reasonable action to comply with such requirements. Any certificates representing Shares shall bear appropriate legends.

10.    Amendment and Interpretation of Director Plan.

(a) Stockholder Approval Required.    The Board may amend this Director Plan at any time. No amendment adopted without stockholder approval may (i) increase the number of Shares which may be issued hereunder, (ii) modify the requirements as to eligibility for participation, or (iii) materially increase the benefits accruing under this Director Plan.

(b) Prohibited Amendments.    No amendment shall change the nondiscretionary manner in which awards are made under Sections 6 and 7.

(c) Interpretation.    Questions of interpretation of any of the provisions of this Director Plan shall be resolved by legal counsel for the Company selected by the Chief Executive Officer of the Company.

11.    Termination or Suspension of Director Plan.

The Board at any time may suspend or terminate this Director Plan. This Director Plan, unless sooner terminated, shall terminate on June 1, 2008. No Shares may be issued under this Director Plan while this Director Plan is suspended or after it is terminated.

12.    Effective Date; Stockholder Approval.

This Director Plan has been approved by the Board and shall become effective on April 7, 2003, subject to its approval by the stockholders of the Company.

13.    Director Status; Change in Election of Directors.

Nothing in this Director Plan or in any instrument executed pursuant hereto shall confer upon any Eligible Director any right to continue as a member of the Board of the Company or any parent or subsidiary thereof. The Options contemplated by the Director Plan are based upon the current three-year term of office of directors. If the Company shifts to annual elections of directors the option grant award shall be made annually in an amount equal to one-third of the Shares provided in the Director Plan.

14.    Other Plans.

Nothing in this Director Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

4

15.    Applicable Law.

This Director Plan shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Delaware, excluding choice of law provisions thereof.

16.    Successors and Assigns.

This Director Plan shall be binding upon the successors and assigns of the Company and upon each Eligible Director and such Eligible Director’s heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

5

HALL, KINION & ASSOCIATES, INC.

Vote by Internet or Telephone or Mail

24 Hours a Day – 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	OR	TELEPHONE	OR	MAIL
www.proxyvoting.com/HAKI		1-888-426-7035

Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone

you do NOT need to mail back your proxy card.

ê FOLD AND DETACH HERE ê

The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1.	To elect two directors of the Board of Directors to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified.

Nominees: 01 Brenda C. Rhodes and 02 Jon H. Rowberry

☐	FOR all nominees listed above	☐	WITHHOLD AUTHORITY to vote for all nominees listed above	☐	FOR ALL, EXCEPT as indicated to the contrary below

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” box and write that nominee’s name in the space provided below.)

EXCEPTIONS

2.	Toapprove the 2003 Stock Incentive Plan.	4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 28, 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Toapprove the Non-Employee Director Stock Plan.	5.	To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

☐	FOR	☐	AGAINST	☐	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign your name.

Dated: , 2003
Signature

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK
Signature

NOTE: Signature(s) should agree with name(s) on Hall, Kinion & Associates, Inc. stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations, partnerships or other fiduciaries, and persons signing on behalf of corporations, partnerships or other entities should so indicate when signing. All joint owners must sign.

Please Detach Here

ê    You Must Detach This Portion of the Proxy Card    ê

Before Returning it in the Enclosed Envelope

P

R

O

X

Y

This Proxy is Solicited on Behalf of the Board of Directors of

Hall, Kinion & Associates, Inc.

The undersigned hereby appoints Brenda C. Rhodes and Jon H. Rowberry, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2003 Annual Meeting of Stockholders of Hall, Kinion & Associates, Inc. (the “Company”) to be held at The Stanford Court Hotel located at 905 California Street, San Francisco, California, at 2:00 PM, local time, on Wednesday, May 21, 2003, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote at said Annual Meeting in the manner set forth below.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1), FOR PROPOSAL (2), (3) AND (4) AS DESCRIBED HEREIN, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated April 16, 2003, as well as a copy of the Company’s Annual Report for the fiscal year ended December 29, 2002.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.

(Continued and to be signed on reverse side)